Exhibit 4.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

WAIVER AND FOURTH AMENDMENT TO PROCEEDS DISBURSING AND SECURITY AGREEMENT

This Waiver and Fourth Amendment to Proceeds Disbursing and Security Agreement (this “Amendment”) is entered into as of March 4, 2024 (the “Effective Date”), by and among UMB BANK, N ATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as d isbursing agent (“ Disbursing Agent”), GALLAGHER IP SOLUTIONS LLC, a Delaware limited liability company as successor to NEWLIGHT CAPITAL LLC, a North Carolina limited liability company (“Servicer”) and CARBON REVOLUTION OPERATIONS PTY LTD ACN 154 435 355, a company limited by shares and incorporated in Australia (“Issuer”), CARBON REVOLUTION TECHNOLOGY PT Y LTD ACN 155 413 219 (“Carbon Technology”), and CARBON REVOLUTION PTY LTD ACN 128 274 653 (formerly CARBON REVOLUTION LIMITED “ Carbon Revolution”, and together with the Issue and Carbon Technology, each, a “Co-Obligor” and collectively, the “Co-Obligors”).

RECITALS

WHEREAS, the Co-Obligors, Disbursing Agent, and Servicer are parties to that certain Proceeds Disbursing and Security Agreement dated as of May 23, 2023 (as amended by that certain First Amendment to Proceeds Disbursing and Security Agreement dated as of September 11, 2023, as further amended by that certain Second Amendment to Proceeds Disbursing and Security Agreement dated as of September 18, 2023, as further amended by that certain Third Amendment to Proceeds Disbursing and Security Agreement dated as of October 18, 2023, and as may be further amended, restated, supplemented and otherwise modified from time to time, the “Disbursing Agreement”; capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Disbursing Agreement to the extent defined therein) and the parties desire to amend the Disbursing Agreement in accordance with the terms and conditions of this Amendment;

WHEREAS, the Issuer has notified the Servicer of the occurrence of the Specified Events of Default (as defined in Schedule I hereto) described on Schedule I hereto;

WHEREAS, the Issuer has requested that the Servicer and the Disbursing Agent agree to (i) waive the Specified Events of Default and (ii) amend certain terms of the Disbursing Agreement; and the Servicer and Disbursing Agent agree to waive such Specified Events of Default and to amend the terms of the Disbursing Agreement, in each case in accordance with the terms and conditions of this Amendment; and

WHEREAS, this Amendment is being made to “modify or waive any of the covenants, agreements, limitations or restrictions of the Co-Obligors set forth in the Disbursing Agreement” as set forth in Section 9.03(d) of the Trust Indenture dated as of May 23, 2023 between Issuer and UMB Bank, National Association, as trustee (the “Trustee”) (as may be amended, restated, supplemented and otherwise modified from time to time, the “Indenture”) without the consent of any Noteholders (as defined therein).

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.           Limited Waiver.

(a)          Effective as of the Effective Date, and in reliance on the representations, warranties, and covenants set forth herein, the Servicer hereby waives the Specified Events of Default (solely for the respective Relevant Periods) (the “Waiver of Specified Events of Default”).

(b)            The Waiver of Specified Events of Default is a one-time waiver, effective solely for the purposes set forth herein, and shall be limited precisely as written and shall not extend beyond the terms expressly set forth herein. Except as otherwise expressly provided herein, the Disbursing Agreement, the other Disbursement Documents, the Indenture and the other Trust Transaction Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment (and the Waiver of Specified Events of Default) shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) except as expressly set forth in Section 1(a) above, waive or impair any rights, powers or remedies of the Servicer or Disbursing Agent under the Disbursing Agreement, the other Disbursement Documents, the Indenture and the other Trust Transaction Documents;(iii) constitute an agreement by the Servicer or the Disbursing Agent or require the Servicer or the Disbursing Agent to further waive any rights and remedies under the Disbursing Agreement, the Disbursement Documents, the Indenture, the other Trust Transaction Documents or applicable law, or extend the term of the Disbursing Agreement, the other Disbursement Documents, the Indenture, the other Trust Transaction Documents or the time for payment of any of the Obligations; (iv) amend or modify the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents (except as expressly set forth in Section 2 hereof); or (v) constitute a waiver of any right of the Servicer or the Disbursing Agent to insist upon strict compliance by the Issuer and the other Co-Obligors with each and every term, condition and covenant of this Amendment, the Disbursement Documents, the Indenture and the other Trust Transaction Documents. Nothing in this Amendment shall be construed to imply any willingness on the part of the Servicer or the Disbursing Agent to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Disbursing Agreement, the other Disbursement Documents, the Indenture or any other Trust Transaction Document, or establish a custom or course of dealing or conduct among the Servicer or the Disbursing Agent, and the Issuer or any other Co-Obligor.

2.           Amendment to Disbursing Agreement.

(a)             Section 1.1 (Definitions and Construction) of the Disbursing Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

““Carbon Revolution” means Carbon Revolution Pty Ltd ACN 128 274 653 (formerly Carbon Revolution Limited).”

““One-Month Debt Service Reserve” has the meaning set forth for such term in Section 6.28 below.”

““Three-Month Debt Service Reserve” has the meaning set forth for such term in Section 6.28 below.”

(b)             Section 1.1 (Definitions and Construction) of the Disbursing Agreement is hereby amended by amending and restating the following definitions in their entirety:

““Minimum Available Cash Requirement” means an amount not less than the product of the absolute value of the average monthly Adjusted EBITDA for the three (3) months most recently ended on such date multiplied by the following number set forth below opposite such month under the column “Multiplier”, as reflected in the applicable Compliance Certificate (together with calculations evidencing the same); provided that, the “Minimum Available Cash Requirement” for the fiscal months ending January 31, 2024 and February 29, 2024 shall mean the amounts set forth below opposite such months under the column “Amount”, as reflected in the applicable Compliance Certificate.

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Fiscal Months Ending	Multiplier	Amount (AUD)
June 30, 2023 through November 30, 2023	[***]	[***]
December 31, 2023	[***]	[***]
January 31, 2024	[***]	[***]
February 29, 2024	[***]	[***]
March 31, 2024	[***]	[***]
April 30, 2024 and on the last day of each month thereafter	[***]	[***]

““Parent Company” means Carbon Revolution Public Limited Company.

“Unrestricted Cash” means, as of any date, unrestricted cash and cash equivalents owned by the Issuer and its Subsidiaries that are not, and are not presently required under the terms of any agreement or other arrangement binding on the Issuer or its Subsidiaries on such date to be, (a) pledged to or held in one or more accounts under the control of one or more creditors of the Issuer or its Subsidiaries or (b) otherwise segregated from the general assets of the Issuer and its Subsidiaries, in one or more special accounts or otherwise, for the purpose of securing or providing a source of payment for indebtedness or other obligations that are or from time to time may be owed to one or more creditors of the Issuer or its Subsidiaries. It is agreed that cash and cash equivalents held in ordinary deposit or security accounts and not subject to any existing or contingent restrictions on transfer by the Issuer or its Subsidiaries will not be excluded from Unrestricted Cash by reason of setoff rights or other Liens created by law or by applicable account agreements in favor of the depositary institutions or security intermediaries. For the avoidance of doubt (i) amounts in the Debt Service Reserve Fund shall constitute Unrestricted Cash and (ii) Earmarked Funds, Carbon Revolution (USA) Cash Assets, or any other cash that is restricted or pledged to secure any other indebtedness shall not constitute Unrestricted Cash.”

(c)          Section 6.3(a)(ii) of the Disbursing Agreement is hereby amended by deleting and replacing the reference to “GAAP beginning on December 31, 2023” with “GAAP beginning on December 31, 2024, or earlier if available”.

(d)             Section 6.8 of the Disbursing Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Minimum Available Cash Requirement/ Current Ratio

(i)          If, as at the end of any month, commencing with the month ending November 30, 2023 and for each month ending thereafter, the average monthly Adjusted EBITDA, calculated for the three consecutive months then ended, is less than zero dollars ($0.00), the Co-Obligors shall, at all times thereafter until such average monthly Adjusted EBITDA, calculated at the end of a month for the three consecutive months then ended, is greater than zero dollars ($0.00), maintain Total Available Cash in an amount that is greater than or equal to the Minimum Available Cash Requirement.

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(ii)        Commencing with the month ending when average monthly Adjusted EBITDA (calculated based on the consecutive three months then ended) is greater than or equal to zero, the Co-Obligors shall maintain a Current Ratio of at least (a) [***] to [***] until March 31, 2025, and (b) beginning on April 30, 2025 and for each month ending thereafter, [***] to [***], in each case, tested as of the last day of each fiscal month, as reflected in the applicable Compliance Certificate (together with calculations evidencing the same).

(b)         Minimum Revenue. The Co-Obligors on a consolidated basis shall have revenue (determined in accordance with IFRS) for the period of the six consecutive fiscal months ending on the last day of each fiscal month set forth on Schedule 6.8 (each, a “Test Period”) (but excluding the Test Periods ending September 30, 2023 and October 31, 2023) of not less than the amount set forth opposite such month under the column “Minimum Trailing Sixth Month Revenue” on Schedule 6.8, as reflected in the applicable Compliance Certificate (together with calculations evidencing the same).”

(c)         Minimum Adjusted EBITDA. The Co-Obligors on a consolidated basis shall have Adjusted EBITDA for each Test Period (but excluding the Test Periods ending September 30, 2023 and October 31, 2023), of not less than the amount set forth under the column “Minimum Trailing Sixth Month Adjusted EBITDA” opposite such period on Schedule 6.8, as reflected in the applicable Compliance Certificate (together with calculations evidencing the same).

(d)          Maximum Capital Expenditures. The aggregate amount of all Capital Expenditures made by the Issuer, the other Co-Obligors and their Subsidiaries, (x) commencing with the month ended June 30, 2023 until the month ended December 31, 2023, for the period of the six consecutive fiscal months ending on each Test Period, and (y) commencing with the month ended January 31, 2024 and for each fiscal month thereafter, for the period of the twelve consecutive months ending on each Test Period, of not more than the amount set forth under the column “Maximum Capital Expenditures” opposite such period on Schedule 6.8, as reflected in the applicable Compliance Certificate (together with calculations evidencing the same); provided that the levels of Capital Expenditures set forth on Schedule 6.8 may be increased for any incremental capital to finance incremental Capital Expenditures provided in the Servicer’s sole discretion. The Co-Obligors shall provide Servicer with a proposed new Schedule 6.8 reflecting changes in the levels of Capital Expenditures and after such agreement by the Servicer, the Servicer shall attach such Schedule 6.8 to this Agreement by notifying the other parties hereto pursuant to a Financial Covenant Supplement. Absent manifest error, the terms of this Agreement related to the covenant set forth in this Section 6.8(d) shall be modified in accordance with the terms set forth in such Financial Covenant Supplement without the consent of or further action by any Person.”

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(e)             Section 6.28 of the Disbursing Agreement is hereby deleted in its entirety and replaced with the following:

“6.28 Debt Service Reserve. Commencing on the Closing Date until August 31, 2023 and commencing again on November 1, 2023 until December 31, 2023, the Co-Obligors shall at all times maintain a reserve in U.S. Dollars in a deposit account at Commonwealth Bank of Australia or such other account bank as may be acceptable to Servicer in an amount of not less than the debt service payments on the Term Advance consisting of the sum of (i) the next three (3) months of interest payments, plus (ii) the next three (3) months of principal payments, plus (iii) the next three months (3) of applicable fees including Loan Monitoring Fees (clauses (i), (ii), and (iii), collectively, the “Three-Month Debt Service Reserve”). Commencing on January 1, 2024 until February 29, 2024, the Co-Obligors shall at all times maintain a reserve in U.S. Dollars in a deposit account at Commonwealth Bank of Australia or such other account bank as may be acceptable to Servicer in an amount of not less than the debt service payments on the Term Advance consisting of the sum of (i) the next one (1) month of interest payments, plus (ii) the next one (1) month of principal payments, plus (iii) the next one months (1) of applicable fees including Loan Monitoring Fees (clauses (i), (ii), and (iii), collectively, the “One-Month Debt Service Reserve”). Commencing on March 1, 2024, the Co-Obligors shall at all times maintain the Three Month Debt Service Reserve. “

(f)             Schedule 6.8 (Financial Covenants) is hereby amended and restated in its entirety with the Schedule 6.8 attached hereto as Annex I.

(g)          Sections 7.1 (Dispositions) and 7.8 (Transactions with Affiliates) of the Disbursing Agreement are hereby amended by deleting the term “the Parent Company” and replacing it with “Carbon Revolution” in each clause.

(h)            Exhibit B (Compliance Certificate) is hereby amended and restated in its entirety with the form of Compliance Certificate attached hereto as Annex II.

3.           Transaction Documents. The Disbursing Agreement, the other Disbursement Documents, the Indenture and the other Trust Transaction Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as an amendment or modification of the Disbursing Agreement or as a waiver of, or as an amendment of, any right, privilege, protection, limitation of liability, immunity, indemnity, power, or remedy of Servicer or Disbursing Agent under the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, as in effect prior to the date hereof, whether in respect of any similar transaction or transaction or otherwise. Reference to this Amendment need not be made in the Disbursing Agreement, the other Disbursement Documents, the Indenture or the other Trust Transaction Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Disbursing Agreement, any reference in any of such items to the Disbursing Agreement being sufficient to refer to the Disbursing Agreement as amended hereby.

4.          Representations, Warranties and Covenants. Issuer represents and warrants and covenants that immediately before and after giving effect to this Amendment:

(a)             (i) each of the representations and warranties contained in the Disbursing Agreement and in any other document furnished in connection therewith is true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects) on the date hereof (provided, that those representations and warranties expressly referring to a specific date are true and correct in all material respects (or in all respects, if such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language) as of such date); and (ii) no Event of Default or “Event of Default” as defined under the Indenture has occurred and is continuing or would exist after giving effect to this Amendment;

5

(b)            the execution, delivery and performance of this Amendment are within the Co- Obligors’ corporate (or equivalent) powers, has been duly authorized by all necessary corporate action of the Issuer, has been duly executed and delivered by the Issuer, does not and will not conflict with nor constitute a breach of any provision contained in any Co-Obligors’ constituent or organizational documents, does not and will not constitute an event of default under any material agreement to which any Co-Obligor is a party or any Co-Obligor is bound and does not violate the terms of the Indenture;

(c)         this Amendment is the legal, valid and binding obligation of the Co-Obligors, enforceable against the Co-Obligors in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity; and

(d)            no Event of Default or payment default under Section 8.1 of the Disbursing Agreement or Section 6.01 of the Indenture has occurred and is continuing and, pursuant to Section 9.03(d) of the Indenture, no consent of the Noteholders is required in respect of this Amendment under the Indenture.

5.        Effectiveness. As a condition to the effectiveness of this Amendment (a) Disbursing Agent and Servicer shall have received this Amendment duly executed by each of the parties hereto (b) Issuer shall have paid all fees, charges and disbursements of Morgan Lewis & Bockius LLP and Gilbert + Tobin and (c) Disbursing Agent and the Servicer shall have received a certificate of an officer of the Issuer stating that the amendment, change, or modification (i) is authorized by all necessary corporate action of the Issuer, (ii) does not violate the terms of the Indenture, (iii) has been duly executed, and delivered by the Issuer, and (iv) is a legally binding and enforceable obligation of the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and the Disbursing Agent may enter into an amendment, change or modification to the Disbursing Agreement solely in reliance on such certificate and is not required to undertake its own analysis with respect to such amendment, change or modification.

6.         Reaffirmation of Guarantee and Security Interests. Each of the Co-Obligors (each for this purpose, a “Reaffirming Party”) hereby confirms that each Disbursement Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Disbursement Documents the payment and performance of all Obligations under the Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Disbursement Documents to which it is a party.

Without limiting the generality of the foregoing, the Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Disbursement Documents to which it is a party. The Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by the Reaffirming Party as a consequence of this Amendment in order to maintain the perfection and priority of the security interests created by the Agreement.

6

The Reaffirming Party acknowledges and agrees that each of the Disbursement Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Disbursement Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

7.          Disbursement Document; Covenants. This Amendment constitutes a Disbursement Document for all purposes and all references to the Disbursing Agreement in any Disbursement Document and all references in the Disbursing Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Disbursing Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Disbursing Agreement, after giving effect to this Amendment. Any breach or violation or failure to perform any provision of this Amendment, shall be deemed to be a default under Section 8 of the Disbursing Agreement.

8.          Choice of Law; Venue; Jury Trial Waiver. Section 12 of the Disbursing Agreement (Choice of Law and Venue; Jury Trial Waiver) is incorporated by this reference in this Amendment as though fully set forth herein, mutatis mutandis.

9.           Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page or counterpart (or electronic image or scan transmission (such as a “pdf” file) thereof), whether by facsimile transmission, e-mail, similar form of electronic transmission or otherwise (and whether executed manually, electronically or digitally), shall be effective as delivery of a manually executed counterpart and shall create a valid and binding obligation of the party executing the same or on whose behalf such signature page or counterpart is executed.

10.        The Disbursing Agent. The Servicer hereby directs the Disbursing Agent to execute this Amendment, and each of the Servicer and Issuer acknowledges that, in so acting, the Disbursing Agent (i) shall be entitled to the rights, privileges, benefits, protections, indemnities, limitations of liability, and immunities of the Trustee set forth in the Indenture; and (ii) has acted consistently with its standard of care under the Indenture. The Issuer agrees that the execution by the Disbursing Agent of this Amendment is consistent with, and permitted by, the Indenture and the Disbursing Agreement.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a deed as of the date first above written.

Issuer

Signed, sealed and delivered by Carbon Revolution Operations Pty Ltd ACN 154 435 355 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jacob Dingle	/s/ David Nock

Signature of director	Signature of director/secretary

Jacob Dingle	David Nock

Name of director (print)	Name of director/secretary (print)

Co-Obligors

Signed, sealed and delivered by Carbon Revolution Technology Pty Ltd ACN 155 413 219 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jacob Dingle	/s/ David Nock

Signature of director	Signature of director/secretary

Jacob Dingle	David Nock

Name of director (print)	Name of director/secretary (print)

Signed, sealed and delivered by Carbon Revolution Pty Ltd ACN 128 274 653 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jacob Dingle	/s/ David Nock

Signature of director	Signature of director/secretary

Jacob Dingle	David Nock
Name of director (print)	Name of director/secretary (print)

Carbon Revolution – Signature Page to Fourth Amendment to Proceeds Disbursing and Security Agreement]

Disbursing Agent:

UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, solely in its capacity as Disbursing Agent

By:	/s/ Julius R. Zamora
Name:	Julius R. Zamora
Title:	Vice President

Servicer:

GALLAGHER IP SOLUTIONS LLC

By:	/s/ Joseph Agiato
Name:	Joseph Agiato
Title:	CEO – PIUS Division

Carbon Revolution – Signature Page to Fourth Amendment to Proceeds Disbursing and Security Agreement]

Annex I
Schedule 6.8
Financial Covenants1

Fiscal Month Ending	Minimum Trailing Six Month Revenue (AUD)	Minimum Trailing Six Month Adjusted EBITDA (AUD)	Maximum Trailing Six Month Capital Expenditures (AUD)	Maximum Trailing Twelve Month Capital Expenditures (AUD)
June 30, 2023	[***]	[***]	[***]	[***]
July 31, 2023	[***]	[***]	[***]	[***]
August 31, 2023	[***]	[***]	[***]	[***]
September 30, 2023	[***]	[***]	[***]	[***]
October 31, 2023	[***]	[***]	[***]	[***]
November 30, 2023	[***]	[***]	[***]	[***]
December 31, 2023	[***]	[***]	[***]	[***]
January 31, 2024	[***]	[***]	[***]	[***]
February 29, 2024	[***]	[***]	[***]	[***]
March 31, 2024	[***]	[***]	[***]	[***]
April 30, 2024	[***]	[***]	[***]	[***]
May 31, 2024	[***]	[***]	[***]	[***]
June 30, 2024	[***]	[***]	[***]	[***]
July 31, 2024	[***]	[***]	[***]	[***]
August 31, 2024	[***]	[***]	[***]	[***]
September 30, 2024	[***]	[***]	[***]	[***]
October 31, 2024	[***]	[***]	[***]	[***]
November 30, 2024	[***]	[***]	[***]	[***]
December 31, 2024	[***]	[***]	[***]	[***]
January 31, 2025	[***]	[***]	[***]	[***]
February 28, 2025	[***]	[***]	[***]	[***]
March 31, 2025	[***]	[***]	[***]	[***]
April 30, 2025	[***]	[***]	[***]	[***]
May 31, 2025	[***]	[***]	[***]	[***]
June 30, 2025	[***]	[***]	[***]	[***]
July 31, 2025	[***]	[***]	[***]	[***]

1 For the avoidance of doubt, all financial covenant calculations shall be in Australian Dollars.

August 31, 2025	[***]	[***]	[***]	[***]
September 30, 2025	[***]	[***]	[***]	[***]
October 31, 2025	[***]	[***]	[***]	[***]
November 30, 2025	[***]	[***]	[***]	[***]
December 31, 2025	[***]	[***]	[***]	[***]
January 31, 2026	[***]	[***]	[***]	[***]
February 28, 2026	[***]	[***]	[***]	[***]
March 31, 2026	[***]	[***]	[***]	[***]
April 30, 2026	[***]	[***]	[***]	[***]
May 31, 2026	[***]	[***]	[***]	[***]
June 30, 2026	[***]	[***]	[***]	[***]
July 31, 2026	[***]	[***]	[***]	[***]
August 31, 2026	[***]	[***]	[***]	[***]
September 30, 2026	[***]	[***]	[***]	[***]
October 31, 2026	[***]	[***]	[***]	[***]
November 30, 2026	[***]	[***]	[***]	[***]
December 31, 2026	[***]	[***]	[***]	[***]
January 31, 2027	[***]	[***]	[***]	[***]
February 28, 2027	[***]	[***]	[***]	[***]
March 31, 2027	[***]	[***]	[***]	[***]
April 30, 2027	[***]	[***]	[***]	[***]
May 31, 2027	[***]	[***]	[***]	[***]

Annex II
Exhibit B

COMPLIANCE CERTIFICATE

TO:	GALLAGHER IP SOLUTIONS LLC, in its capacity as Servicer for UMB Bank, National Association, as Trustee,
solely in its capacity as Disbursing Agent

FROM:	Carbon Revolution Operations Pty Ltd

The undersigned authorized officer of Carbon Revolution Operations Pty Ltd, a company limited by shares and incorporated in Australia (the “Issuer”) hereby certifies that in accordance with the terms and conditions of the Proceeds Disbursing and Security Agreement among Issuer, the other Co-Obligors from time to time party thereto, Servicer and Disbursing Agent (the “Agreement”), (i) Issuer and each other Co- Obligor is in complete compliance for the period ending _______________ with all required covenants except as noted in any attachment to this Certificate and (ii), all representations and warranties of Issuer and each other Co-Obligor in the Agreement are true and correct in all material respects (provided that that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects) on the date of this Compliance Certificate (provided that those representations and warranties expressly referring to a specific date are true and correct in all material respects (or in all respects, with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language) as of such date), except as noted in any attachment hereto. Attached herewith are the required documents supporting the above certification. The undersigned further certifies that (i) any financial statements enclosed herewith fairly present in all material respects the consolidated and consolidating financial condition of the Issuer, the other Co-Obligors and their Subsidiaries as of the end of such period and the consolidated and consolidating results of operations and cash flows of the Issuer, the other Co-Obligors and their Subsidiaries for such period in accordance with International Financial Reporting Standards (IFRS) consistently applied from one period to the next, except (A) as explained in an accompanying letter attached to this Certificate or footnotes and (B) with respect to unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments (if any). [The audited financial statements include the required opinion of the independent, certified public accounting firm.]1 The undersigned further certifies that, except as noted below (stating the nature and status of any such event and the action the Issuer, the other Co-Obligors and/or their Subsidiaries have taken or intend to take with respect thereto), no Default or Event of Default exists and is continuing.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Annual financial statements and Compliance Certificate (audited)	[***]	Yes	No

Monthly financial statements (in accordance with Section 6.3(a)(ii))	[***]	Yes	No

Report in form acceptable to Servicer containing management discussion and analysis	Monthly within 30 days	Yes	No

Covenants (See 6.3(a)(ii))	Required	Actual	Complies

Carbon Revolution (USA) Cash Assets	[***]	$	Yes	No

Cash and cash equivalents pledged to secure Australian Corporate Cards	[***]	$	Yes	No

Cash and cash equivalents pledged to secure Indebtedness of the Co-Obligors in respect of clause (t) of the definition of “Permitted Indebtedness”	[***]	$	Yes	No

The Debt Service Reserve[4]	[***]		Yes	No

	[***]	$

	[***]	$

	[***]	$

	[***]	Actual
$

Compliance Certificate	Together with monthly /annual financial statements		Yes	No

10K and 10Q	(as applicable)		Yes	No

Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 60 days of fiscal year end		Yes	No

A/R & A/P Agings	Monthly within 30 days		Yes	No

Bank Statements	Monthly within 30 days		Yes	No

Updated Perfection Certificate	[***]		Yes	No

Financial Covenants[9]	Required	Actual	Complies
[***]	[***]	[_______]	Yes	No

[***]	[***]	$	Yes	No12
(AUD)

[***]	[***]	$	Yes	No13
(AUD)

[***]	[***]	$	Yes	No
(AUD)

Required Disclosures

Disclosures	Frequency
Has the Issuer/Co-Obligor engaged in any M&A activity?	Monthly	Yes	No

Has any allegation been made that any part of the Intellectual Property Collateral or any part of Issuer/Co-Obligor’s operations or its manufacture, use or sale of any products or services violates the Intellectual Property rights of any third party (via any type of communication or actual lawsuit)?
		Yes	No
Monthly

Has any actual or threatened legal dispute of any other kind been made by or against the Issuer/Co-Obligor that could have a Material Adverse Effect?	Monthly	Yes	No

Has any governmental administrative proceeding, subpoena, or civil or criminal investigation of any kind been instituted against the Issuer/ Co-Obligor?	Monthly	Yes	No

Have any Intellectual Property rights of Issuer/ Co-Obligor been legally challenged by a third party?	Monthly	Yes	No

Have any Intellectual Property rights of Issuer/ Co-Obligor been revoked, suspended, terminated, abandoned?	Monthly	Yes	No

Has Issuer/Co-Obligor taken any legal action to enforce any of its Intellectual Property rights?	Monthly	Yes	No

Has the Issuer/Co-Obligor transferred any of the Intellectual Property Collateral (other within Co-Obligor parties)?	Monthly	Yes	No

Have any of Issuer/Co-Obligor’s assets been attached, seized, subject to a warrant or judgment, or levied upon?	Monthly	Yes	No

Has Issuer/Co-Obligor been enjoined, restrained, or in any way prevented by court order from conducting business?	Monthly	Yes	No

Has the Issuer/Co-Obligor provided evidence of renewal of each line of required insurance?	Within 30 days of insurance renewal date	Yes	No

Comments Regarding Exceptions: See Attached.

Signed by Carbon Revolution Operations Pty Ltd ACN 154 435 355 in accordance with section 127 of the Corporations Act 2001 (Cth) by:
Signature of director	Signature of director/secretary
Name of director (print)	Name of director/secretary (print)

MONITOR USE ONLY

Received by: ___
AUTHORIZED SIGNER

Date:__

Verified: _______
AUTHORIZED SIGNER

Date:__

Compliance Status	Yes	No

SCHEDULE I

Specified Events of Default

“Specified Events of Default” means individually and collectively, (i) the Events of Default that have occurred prior to the date hereof under the Disbursing Agreement, solely for the periods set forth below under the heading “Prior Periods” across from such Event of Default (such periods, the “Prior Periods”), and (ii) the Events of Default that are expected to occur after the date hereof under the Disbursing Agreement, solely for the periods set forth below under the heading “Future Periods” across from such Event of Default (such periods, the “Future Periods”, and together with the Prior Periods, collectively the “Relevant Periods”):

Specified Events of Default	Prior Periods	Future Periods
[***]	[***]
[***]

[***]	[***]	[***]
[***]

[***]	[***]
[***]